UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020 (July 16, 2020)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 229.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§229.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On July 16, 2020, Riot Blockchain, Inc. (“Riot” or the “Corporation”) issued a press release announcing the receipt of 1,000 Model S19 Pro Antminers next generation cryptocurrency miners (the “Miners”) from BitmainTech, PTE (“Bitmain”) at the Coinmint, LLC (“Coinmint”), co-locating mining facility in Massena, New York. Riot previously reported the agreement with Coinmint on its current report on Form 8-K filed with the SEC on April 14, 2020 and Riot previously reported the acquisition of these 1,000 next generation Miners from Bitmain on its current report on Form 8-K filed with the SEC on May 5, 2020. A copy of the Corporation’s press release announcing the delivery of the 1,000 next generation Model S19 Pro Miners is attached hereto as Exhibit 99.1.

The information provided under this Item 8.01, including the exhibit, is being furnished by the Corporation and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in any such filing.

About Riot Blockchain

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in the Corporation’s most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2020, as amended, and as supplemented and updated by the Corporation on its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports (collectively, the “Periodic Reports”). In addition to the risks discussed in the Periodic Reports, other risks not presently known to the Corporation or that the Corporation currently believes to be immaterial may also adversely affect the Corporation’s business, financial condition and results of operations, perhaps materially. This Report and the Periodic Reports filed by the Corporation also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements. Please review the Sections entitled “Forward-Looking Statements” contained in the Corporation’s Periodic Reports.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.
Exhibit Number	Description
99.1*	Press Release, issued by Riot Blockchain, Inc. on July 16, 2020 (furnished pursuant to Item 8.01 of this Current Report on Form 8-K).

* The information contained in this Press Release is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: July 21, 2020